UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2019

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	NBLX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Terry R. Gerhart and John C. Nicholson each resigned on Friday, August 9, 2019, as, respectively, a director and Chief Executive Officer and Chief Operating Officer, of Noble Midstream GP LLC, the general partner (the “General Partner”) of Noble Midstream Partners LP (the “Partnership”), in order to pursue other business opportunities. Both resigned amicably and not because of any disagreement with the General Partner or the Partnership relating to any operations, policies or practices of the General Partner or the Partnership.
Brent J. Smolik will continue to manage the Partnership and has been appointed Chief Executive Officer of the General Partner effective August 11, 2019. The Partnership Head of Operations and Head of Projects will report to Mr. Smolik. Mr. Smolik is currently a director of the General Partner and President and Chief Operating Officer of Noble Energy, Inc., positions he has held since November 2018. Before joining Noble Energy in 2018, Mr. Smolik served as president, chief executive officer and chairman of the board of EP Energy Corporation and EP Energy LLC from 2012 to 2017.  He previously served as executive vice president of El Paso Corporation and president of the El Paso Exploration & Production Company. From 2004 to 2006, Mr. Smolik served as president of ConocoPhillips Canada and Burlington Resources Canada.  From 1990 to 2004, he served in a variety of engineering and asset management positions of increasing responsibility for Burlington Resources Inc., including chief engineer.  He began his career with ARCO Oil and Gas in 1984. Mr. Smolik holds a bachelor’s degree in Petroleum Engineering from Texas A&M University.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	August 12, 2019	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
General Counsel and Secretary